                                                                 EXHIBIT 10.3.22

                      NISSAN CONTIGUOUS MARKET OWNERSHIP
                     ----------------------------------
                     AREAS FORMATION AND LINKAGE AGREEMENT
                     -------------------------------------

This Nissan Contiguous Market Ownership Areas Formation and Linkage Agreement (the "CMO Formation and Linkage Agreement") is entered into this 30th day of JUNE, 1997, by and among Nissan Motor Corporation in U.S.A. ("Nissan"), and FirstAmerica Automotive, Inc., ("FAA") concerning the commitments and obligations of FAA and Nissan in respect to the acquisition and formation of Contiguous Market Ownership Areas ("CMO") in the San Francisco Bay Area, specifically, the "Peninsula CMO", the "South Bay CMO", the "East Bay CMO" and the "East Shore CMO".

                                   RECITALS
                                   --------

WHEREAS, Nissan has developed a distribution network plan that seeks to create CMOs in the San Francisco Bay Area (the Peninsula CMO, South Bay CMO, East Bay CMO, and East Shore CMO);

WHEREAS, Nissan recognizes this new distribution plan is to be implemented over time with consideration of existing dealers' rights;

WHEREAS, FAA has approached Nissan with a request to acquire and develop these CMOs;

WHEREAS, Nissan has advised FAA that Nissan would approve their acquisition of individual dealers within the CMOs, provided FAA satisfies Nissan's requirements for applicants; and Nissan has advised FAA that Nissan cannot make existing dealers sell or otherwise transfer their dealerships to FAA;

WHEREAS, FAA acknowledges the rights of existing dealers, yet commits to use its best good faith and reasonable efforts to acquire dealerships within the CMOs, with an intent to form the complete San Francisco Bay Area CMO marketing territories;


WHEREAS, FAA acknowledges that Nissan's business concept for the CMO envisioned entering into one Nissan Dealer Sales and Service Agreement with one entity for each CMO;

WHEREAS, FAA, desires affirm its commitment to implement Nissan's CMO concept in each CMO;

WHEREAS, FAA will have dealer subsidiaries in operation in one or more of the Bay Area CMOs, and FAA has committed to, and intends to continue to acquire Nissan Dealers to complete the formation and operation of all San Francisco Bay Area CMOs;

WHEREAS, Nissan and FAA have negotiated agreements to allow FAA's operation of Bay Area CMOs, specifically, any CMO Holding Company Agreements, the Nissan Dealer Term Sales and Service Agreements for each individual dealer entity, if appropriate, and the relevant Nissan CMO Agreements for Bay Area CMOs;

WHEREAS, FAA and Nissan mutually agree and acknowledge that Nissan has placed extraordinary trust in the qualifications, integrity, and ability of FAA and Thomas A. Price; the parties mutually acknowledge that Nissan's agreement and intent to approve FAA and Price as Contiguous Multiple CMO Operators ("CMCMO") is unique to FAA and Price based upon Nissan's experience, relationship, and the commitments between the parties; and, accordingly, that a prospective transferee of one or more of the CMOs must have the same high qualifications, and, further, that even a qualified CMO operator may not have the extraordinary qualifications necessary to be approved as a CMCMO.

WHEREAS, FAA and Nissan desire to treat the San Francisco Bay Area CMOs as part and parcel of a single market;

NOW, THEREFORE, in consideration of the agreements and mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency which is hereby acknowledged, the parties hereto agree as follows:


                                   AGREEMENT
                                   ---------


1.   THE CMO FORMATION AND LINKAGE AGREEMENT
     ---------------------------------------

     FAA acknowledges that the San Francisco Bay Area market is a single metropolitan market area which has been divided by Nissan into four CMOs (Peninsula, South Bay, East Bay, and East Shore CMOs) for promotion and marketing purposes. FAA agrees to use its best efforts to acquire all Nissan dealership operations within the four CMO areas. Nissan and FAA acknowledge that this will be a process that must occur over time, and that Nissan cannot take any action adverse to current dealers in order to, or in an effort to, require them to sell or transfer their dealerships to FAA. Should FAA be successful in acquiring Nissan dealerships within the four CMOs in the San Francisco Bay Area, Nissan agrees to approve that acquisition, provided that FAA continues to possess the generally applied qualifications necessary to become an Authorized Nissan Dealer.

     Nissan and FAA acknowledge that each CMO, though a part of the San Francisco Bay Market Area, has been designed to be sufficient to achieve the benefits of a CMO as an independent entity. Nevertheless, as a practical matter, and consistent with its intent as originally communicated, Nissan intends, and FAA agrees, that Nissan will treat these wholly-owned subsidiary dealer corporations, and their related Nissan Dealer Term Sales and Service Agreements, the Nissan Contiguous Market Ownership Agreements, and any relevant Nissan CMO Holding Company Agreement, as part and parcel of the single marketing entity in the San Francisco Bay Area market. Consistent with the CMO concept reflected in the CMO Agreements for the constituent CMOs, FAA agrees that it will exercise its control and ownership of each CMO in ways consistent with this agreement and will not take any actions or allow its subsidiaries in the San Francisco Bay Area CMOs to take any action inconsistent with the intent of this Agreement.

2.   CMO FORMATION AND LINKAGE AGREEMENT TERM
     ----------------------------------------

     This Agreement shall be in effect while FAA, or any subsidiary dealer entity, is operating as an Authorized Nissan Dealer within a CMO in the San Francisco Bay Area, unless amended by the parties. Termination of all Nissan dealer activities owned or controlled by FAA will constitute termination this CMO Formation and Linkage Agreement with no further notice or act required by any party.

     3.   TRANSFERS
          ---------

               In view of Nissan's distribution plan and the efforts and resources that Nissan has expended in order to establish the San Francisco Bay Area CMOs, if FAA proposes or attempts to sell or otherwise transfer of any one of the four San Francisco Bay Area CMOs, or those dealership assets necessary for the conduct of appropriate and effective CMO Operations, without Nissan's consent, Nissan in its reasonable discretion, may require that FAA, or any subsidiary entity, sell, transfer or terminate, one, all, or any combination thereof, of the CMOs in the San Francisco Bay Area, to a proposed buyer acceptable to Nissan.

               Further, Nissan reserves the right, that, should FAA desire to transfer two or more of the San Francisco Bay Area CMOs, then Nissan, in its sole discretion, may require FAA to transfer to an entity possessing the same, unusually high qualifications. Should Nissan, in its sole discretion, not consent to a transfer of two or more of the San Francisco Bay Area CMOs to a single entity, then Nissan may require FAA to transfer these CMOs, if at all, to separate CMO operators, acceptable to Nissan.

               FAA acknowledges and agrees to identical Rights of First Refusal in the CMO interests that each individual dealer or dealer entity (on specific Dealership Assets and Dealership Facilities) as are contained the Dealer Agreements, as well as any Right of First Refusal contained in the individual CMO Agreements, as well as identical Option to Purchase provisions.

     4.   DISPUTE RESOLUTION PROCESS
          --------------------------

          A.   EXCLUSIVE REMEDY
               ----------------

               The parties acknowledge that, at the state and federal levels, various courts and agencies would, in the absence of this Paragraph 4, be available to them to resolve claims or controversies which might arise between them. The parties agree that it is inconsistent with their relationship for either to use courts or governmental agencies to resolve such claims or controversies.

               THEREFORE, CONSISTENT WITH THE PROVISIONS OF THE UNITED STATES ARBITRATION ACT (9 U.S.C. (S)(S) I et seq.), NISSAN, FAA, IN ITS OWN RIGHT AND AS THE OWNER OF THE PENINSULA CMO DEALER(s) (CURRENTLY INCLUDING MARIN NISSAN AND SERRAMONTE NISSAN), THE EAST BAY CMO DEALERS (s) (CURRENTLY INCLUDING CONCORD NISSAN AND DUBLIN NISSAN) THE SOUTH BAY CMO DEALER(s) (CURRENTLY STEVENS CREEK) AND THE EAST SHORE CMO (CURRENTLY NO FAA DEALERS WITHIN THIS CMO), AGREE THAT THE DISPUTE RESOLUTION PROCESS OUTLINED IN THIS PARAGRAPH 4, WHICH INCLUDES BINDING ARBITRATION, SHALL BE THE EXCLUSIVE

          MECHANISM FOR RESOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR TO THE RELATIONSHIP BETWEEN THE PARTIES, INCLUDING BUT NOT LIMITED TO CLAIMS UNDER ANY STATE OR FEDERAL STATUTES (hereinafter "Disputes").

          There are two steps in the Dispute Resolution Process: a) Mediation and b) Binding Arbitration. All Disputes must first be submitted to Mediation, unless that step is waived by written agreement of the parties. If Mediation does not resolve the Dispute to their mutual satisfaction, FAA or Nissan can submit the Dispute to Binding Arbitration.

     B.   MEDIATION
          ---------

          Any party to this Agreement can submit a Dispute to Mediation. Mediation is conducted by a panel consisting of a Nissan representative designated by Nissan, a FAA representative designated by FAA, and an independent professional mediator chosen by the parties' representatives. The Mediation Panel will evaluate each position and recommend a solution. This recommended solution is not binding.

     C.   BINDING ARBITRATION
          -------------------

          If a Dispute has not been resolved after Mediation, or if FAA and Nissan have agreed in writing to waive Mediation, the Dispute will be settled by Binding Arbitration in accordance with the procedures in the Commercial Arbitration Procedures of the American Arbitration Association, with the prevailing party to recover its costs and attorneys fees from the other party. All awards of the arbitration are binding and non-appealable except as otherwise provided in the United States Arbitration Act. Judgment upon any award rendered by the arbitrator(s) may be entered and enforced in any court having jurisdiction.


FirstAmerica Automotive, Inc.           NISSAN MOTOR CORPORATION in U.S.A.



By: /s/ Thomas A. Price                 By: /s/ Thomas H. Eastwood
  -------------------------------           ------------------------------------
       Thomas A. Price,                       Thomas H. Eastwood, Vice President
       President and CEO                      Nissan Division






                                        By: /s/ Jules Clavadetscher
                                            ------------------------------------
                                               Jules Clavadetscher
                                               Regional Vice President

NISSAN DEALERSHIP FACILITIES ADDENDUM         NISSAN MOTOR CORPORATION IN U.S.A.

[LOGO]

----------------------------------------------------------------------------------------------------------------------------------
FACILITIES & LOCATION SIZE (Square Feet)                 REQUIREMENTS BASED ON TOTAL PLANNING VOLUME
----------------------------------------------------------------------------------------------------------------------------------
                     Site Address                        New Vehicle   New Vehicle    Used Vehicle  Used Vehicle    Service
                                                            Sales         Sales          Sales          Sales         Bays
                                                          Building        Land          Building        Land
----------------------------------------------------------------------------------------------------------------------------------
A. Main Location: 1290 Concord Avenue                    4,000         73,120        0             16,876        26
----------------------------------------------------------------------------------------------------------------------------------
B. Additional Location:
----------------------------------------------------------------------------------------------------------------------------------
C. Additional Location:
----------------------------------------------------------------------------------------------------------------------------------
D. Additional Location:
----------------------------------------------------------------------------------------------------------------------------------
   TOTALS        BUILDING        LAND         BUILDING
                                                 &
                                               LAND
----------------------------------------------------------------------------------------------------------------------------------
Actual         22,648        113,046       135,694       4,000         73,120        0             16,876        26
----------------------------------------------------------------------------------------------------------------------------------
Guide          11,979        41,084        53,063        2,685         19,426        285           10,373        12
----------------------------------------------------------------------------------------------------------------------------------
Actual         189.1%        275.2%        255.7%        149.0%        376.4%        0.0%          162.7%        216.7%
% Guide
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
FACILITIES & LOCATION SIZE (Square Feet)                           REQUIREMENTS BASED ON TOTAL UNITS IN OPERATION
----------------------------------------------------------------------------------------------------------------------------------
                     Site Address         Service     Service          Parts         Parts                 Body          Body
                                          Building     Land           Building       Land                  Shop          Shop
                                                                                                         Building        Land
----------------------------------------------------------------------------------------------------------------------------------
A. Main Location: 1290 Concord Avenue     13,950        20,050        4,698          3,000                  N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
B. Additional Location:
----------------------------------------------------------------------------------------------------------------------------------
C. Additional Location:
----------------------------------------------------------------------------------------------------------------------------------
D. Additional Location:
----------------------------------------------------------------------------------------------------------------------------------
                             BUILDING
                                &
   TOTALS  BUILDING LAND      LAND
----------------------------------------------------------------------------------------------------------------------------------
Actual                                    13,950        20,050        4,698          3,000                  N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
Guide                                     5,762         9,710         3,247          1,575                  N/A            N/A
----------------------------------------------------------------------------------------------------------------------------------
Actual                                    242.1%        206.5%        144.7%         190.5%
% Guide
----------------------------------------------------------------------------------------------------------------------------------

       ----------------------------------------------------
            Makes           Planning          Units In
            Sold             Volume          Operation
       ----------------------------------------------------
   1.  Nissan              508               2487
       ----------------------------------------------------
   2.
       ----------------------------------------------------
   3.
       ----------------------------------------------------
   4.
       ----------------------------------------------------
   5.
       ----------------------------------------------------
   6.
       ----------------------------------------------------
       TOTALS           508               2487
       ----------------------------------------------------
       Guide            500               2500
       Figures
       Utilized
       ----------------------------------------------------

This Dealership Facilities Addendum is executed by Dealer and Seller pursuant to
Section 2.A of the Nissan Dealer Sales and Service Agreement in effect between said parties and in effective as of the date set forth below. Dealer and Seller agree that as of the effective date the information above accurately describes the Dealership Location and Dealership Facilities, the purposes for which each location is used and the current Guides for such facilities based on the Planning Volumes stated herein. The execution of this Facilities Addendum shall not be construed as evidence of Dealer's fulfillment of its responsibilities under Section 2 of the Agreement. Changes in the Dealership Location, the Dealership Facilities or their usage from the locations and specific uses stated herein cannot be made by Dealer without the prior written consent of Seller. Such changes and any changes in Seller's Guides will he reflected in a new Dealership Facilities Addendum when deemed necessary by Seller. This Dealership Facilities Addendum cancels and supersedes any prior Dealership Facilities Addenda executed by Seller and Dealer.

DEALER:
-------
                              FAA CONCORD N, INC
--------------------------------------------------------------------------------
                                  Dealer Name
                                Concord Nissan
--------------------------------------------------------------------------------
                               Doing Business As
By [SIGNATURE ILLEGIBLE]                       Concord       CA           94520
  ----------------------------------------- ------------------------------------
             Signature                      City             State        Zip
Title     Dealer Principal                               3449
     -------------------------------------- ------------------------------------
                                                          Dealer Code

Accuracy of information verified for Seller SELLER:
                                            -------
                                            NISSAN DIVISION
By: [SIGNATURE ILLEGIBLE]                   NISSAN MOTOR CORPORATION IN U.S.A.


Title  Assistant Regional Manager           By [SIGNATURE ILLEGIBLE]
     -------------------------------------     ---------------------------------

          4/24/97                          Title Vice President, Nissan Division
------------------------------------------       -------------------------------
              Date Verified

                                           By [SIGNATURE ILLEGIBLE]
                                              ----------------------------------
THIS ADDENDUM IS EFFECTIVE AS OF
                                           Title Regional Vice President
                                                 -------------------------------